Exhibit 10.3

English Translation

Loan Agreement

Borrower:           Maxclean (China) Holdings Limited
Address:	Room. 609-612, Wealth Commercial Centre, 48 Kwong Wa Street, Mongkok, Kowloon, Hong Kong

Lender:	Go Win Enterprise Company Limited
Address:	Room. 609-612, Wealth Commercial Centre, 48 Kwong Wa Street, Mongkok, Kowloon, Hong Kong

This Agreement is dated     14 March 2011     between       Maxclean (China) [Technology] [sic] Co., Ltd. (Borrower) and    Go Win Enterprise Company Limited      (Lender).  The parties agree that:

Clause 1             Loan amount
The Lender agrees to advance a loan in the amount of    HK$3,900,000    to the Borrower.

Clause 2             Availability period
The availability period of the loan shall be 24 months from the date hereof.  Prepayment of the loan and revolving facility may be available subject to actual situation.

Clause 3             Loan schedule
Loan schedule: The Lender shall within 1 month from the effective date of this Agreement remit the loan amount into a bank account designated by the Borrower.

Clause 4             Interests
The Borrower and the Lender agree that a monthly loan interest shall be calculated at the rate of    1%  , payable each month.

Clause 5             Repayment

5.1           The Borrower guarantees that it will repay the principal and interests of the loan prior to the expiry of the term hereunder;

5.2           In the event that the Borrower fails to apply the loan proceeds in accordance with this Agreement, the Lender shall be entitled to cease the loan or to demand early repayment of the loan in full or in part.  If the Borrower wishes to prepay any loan facility, it shall give a notice in writing to the Lender one month in advance and any such prepayment by the Borrower shall be subject to the agreement between the parties.

Clause 6             General provisions

6.1           Modifications: shall be subject to the signing and affixation of company chops by the parties.

6.2           Governing law: This Agreement shall be governed by the law of the Hong Kong Special Administrative Region and all disputes in connection herewith shall be resolved exclusively in accordance to Hong Kong law.

6.3           Effectiveness: This Agreement is in two counterparts and shall take effect upon the signing or affixation of company chops by the parties.

Borrower:          Maxclean (China) Holdings Limited
Legal representative:        YU Chunming
Dated: 14 March 2011

Signature and company chop:
/S/           Maxclean (China) Holdings Limited
/S/           YU Chunming

Lender:         Go Win Enterprise Company Limited
Legal representative:     Lo Chung Ling
Dated: 14 March 2011

Signature and company chop:
/S/            Go Win Enterprise Company Limited
/S/            Lo Chung Ling